                 OPPENHEIMER CONVERTIBLE SECURITIES FUND
                Supplement dated October 11, 2004 to the
                   Prospectus dated February 24, 2004

     This supplement amends the Prospectus of Oppenheimer Convertible Securities
Fund (the "Fund") dated  February 24, 2004, and is in addition to the supplement dated July 6, 2004.  The  Prospectus  supplement  dated  September  23,  2004 is replaced with this supplement.

     The  following  new  section is added to the end of the  section  captioned
"ABOUT THE FUND - HOW THE FUND IS MANAGED",  immediately following the paragraph titled "Advisory Fees" on page 15:

     PENDING  LITIGATION.  Six law suits have been filed as putative  derivative and class  actions  against  the  Fund's  investment  Manager,  Distributor  and
Transfer Agent,  some of the Oppenheimer  funds including the Fund and Directors or Trustees of some of those funds,  excluding the Fund. The  complaints  allege that the  Manager  charged  excessive  fees for  distribution  and other  costs, improperly  used  assets  of  the  funds  in  the  form  of  directed  brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940.
The complaints  further allege that by permitting and/or  participating in those actions,  the  defendant  Directors  breached  their  fiduciary  duties  to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004,  September 3, 2004, September 14, 2004, September
14, 2004, September 21, 2004 and September 22, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

October 11, 2004                                            PS0345.021